As filed with the Securities and Exchange Commission on July 9, 2001


                                        Securities Act of 1933 File No. 2-80886
                               Investment Company Act of 1940 File No. 811-3626


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 51

                                      And

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 46


                                CITIZENS FUNDS*
               (Exact name of Registrant as specified in charter)


                     230 Commerce Way, Portsmouth, NH 03801
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, including Area Code: (603) 436-5152


                                John L. Shields
                            Citizens Advisers, Inc.
                                230 Commerce Way
                              Portsmouth, NH 03801
                    (Name and Address of Agent for Service)



It is proposed that this filing become effective:
[ ] Immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] On ______ pursuant to paragraph (b) of Rule 485
[X] 75 days after filing pursuant to paragraph (a) of Rule 485
[ ] On ______ pursuant to paragraph (a) of Rule 485


-------------------------------------------------------------------------------
*This filing relates only to the Registrant's series Citizens Value Fund.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


________ __, 2001










                                   Prospectus



                                                   CITIZENS VALUE FUNDSM















                                                                 CITIZENS
                                                                 FUNDS(R)




The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[in right-hand margin] CITIZENS VALUE FUND

TABLE OF CONTENTS

OVERVIEW...................................................__

THE FUND
Investment Objective and Principal Investment Strategies...__
Principal Risks............................................__
Performance................................................__
Fees and Expenses..........................................__

ADDITIONAL FUND DETAILS
Growth Plus Risk Management ...............................__
Citizens Value Fund........................................__

MANAGEMENT OF CITIZENS FUNDS
The Role of the Investment Adviser ........................__
Our Sub-Adviser ...........................................__
The Fund's Fees ...........................................__
12b-1 Fees and Classes.....................................__

SHAREHOLDER INFORMATION
Investment Minimums .......................................__
How We Value Our Shares ...................................__
How to Buy and Sell Shares ................................__
Shareholder Services and Policies .........................__
Costs for Services ........................................__
MAILING ADDRESS AND WIRING INSTRUCTIONS....................__

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................__

===============================================================================
OVERVIEW
===============================================================================
CITIZENS FUNDS(R)

Our goal at Citizens Funds is to achieve strong financial results by seeking out securities which we believe have above-average prospects for long term growth of capital and by employing specific risk management methods in the management of our actively managed portfolios as well as in the management of our index underlying our passively managed portfolio. One such method is that Citizens Funds invests only in companies that we deem to have positive records of corporate responsibility.

THE FUND
THE CITIZENS VALUE FUND invests primarily in equity securities of undervalued but fundamentally sound companies and has an objective of long term capital appreciation.

RISKS
There are certain principal risks of investing in the Citizens Value Fund:

o The stock markets are sometimes volatile and may change significantly and unpredictably in response to political, regulatory, market or economic developments.

o The stocks the Citizens Value Fund purchases may go up or down more or less than the markets as a whole.

o As with all mutual funds, you could lose money by investing in the Citizens Value Fund.

WHO MAY WANT TO INVEST

THE CITIZENS VALUE FUND is designed for investors with a long term investment horizon who are seeking an actively managed, socially responsible, value style investment strategy, and who are willing to accept the risk that the value of their investment may fluctuate.

===============================================================================
THE FUND
===============================================================================

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The Citizens Value Fund seeks to attain long term capital appreciation by investing in a diversified portfolio of equity securities of undervalued but, fundamentally sound companies. Risk management strategies are an integral part of our investment process. The Citizens Value Fund invests only in companies that meet a high standard for corporate and environmental responsibility, meaning that they have positive workplace, community, environmental and workplace records. We believe that our socially responsible investing mandate directly complements our efforts to control risk by avoiding companies whose corporate behavior could impede performance.

CHANGE IN INVESTMENT OBJECTIVE
The investment objective of the Fund can be changed without the approval of shareholders of the Fund.

CITIZENS VALUE FUND

OBJECTIVE
The Citizens Value Fund's investment objective is long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
During normal market conditions, the Citizens Value Fund invests primarily in equity securities of publicly traded companies, mostly common stocks. The Fund may also invest in preferred stocks, warrants and debt instruments convertible into stock. The Citizens Value Fund will generally use an actively managed, value-based investment approach focusing on the long term market cycle (at least 3 - 5 years) to identify investments. Value funds seek to invest in companies whose stock price may not fully reflect the company's real worth or future prospects. Using this value approach, the Citizens Value Fund will seek to invest in companies having the following characteristics:

o low current value relative to earnings estimates, cash flow, book value and/or break-up value;
o   strong management;
o   strong business fundamentals; and
o   positive earnings momentum.

During normal market conditions, the Fund expects to invest at least 60% of its net assets in equity securities of companies with a total market capitalization of at least $2 billion.


RISKS
The Fund is subject to the following principal risks (for more details see pages __-__ below):

o   Market Risk
o   Sector Risk
o   Company Risk
o   Value Securities Risk
o   Small- and Medium-Sized Company Risk
o   Convertible Securities Risk
o   Liquidity Risk
o   Foreign Investing Risk

DEFENSIVE POSITIONS
In an attempt to protect itself from adverse market or economic conditions, the Citizens Value Fund may on occasion take temporary defensive positions in cash or cash equivalents, such as money market instruments or other high quality, short-term fixed income securities. These positions may prevent the Fund from achieving its investment objective or otherwise adversely affect Fund performance. If the Citizens Value Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective. However, the Fund is normally substantially invested in accordance with its investment objectives and policies.

PRINCIPAL RISKS
The principal risks of investing in the Citizens Value Fund include:

MARKET RISK. The stock market is sometimes volatile and may change dramatically and unpredictably in response to political, regulatory, market or economic developments. Stock prices have historically gone up and down more than the value of fixed income securities. The value of your investment in the CITIZENS VALUE FUND will go up or down based on market conditions.

SECTOR RISK. Although the CITIZENS VALUE FUND does not invest more than 25% of its total assets in a particular industry, the Fund will at times be invested more heavily in some industries or broader market sectors than in others, and may be over-weighted in certain sectors in comparison to the market as a whole, or to other market indices. Since the outlook for particular sectors will differ due to unique market, economic, regulatory or competitive environments, there is always the possibility that the value of a group of related stocks will go down more than the total market because of developments in a specific sector. These fluctuations may cause the value of your investment to go down.

Also, although the Fund limits investment in any one industry, industries may be interrelated such that the Fund has a greater concentration in a broader market sector, such as technology. Technology companies may be subject to greater risks than other companies, including but not limited to obsolescence, short product cycles and more rapidly changing market conditions.

COMPANY RISK. The value of the stock of an individual company varies with the prospects of that company and can be more or less volatile than the market as a whole. The success or failure of each of the companies in which the CITIZENS VALUE FUND invests will cause the value of your investment to go up or down.

VALUE SECURITIES RISK. The CITIZENS VALUE FUND will invest in securities that are undervalued based on the belief that the market value of these securities will rise due to anticipated events and changes in investor perceptions. If these events do not occur or are delayed, if investor perceptions about the securities do not improve, or if a stock judged to be undervalued is appropriately priced, the market price of these securities may not rise as expected or may fall.

SMALL- AND MEDIUM-SIZED COMPANY RISK. The small- and medium-sized companies that the Citizens Value Fund invests in may have speculative characteristics. Small companies, in particular, have unique risks. Among others, they may be dependent on an individual, may have inexperienced management, limited product lines or have a difficult time obtaining financing or market share. Their shares are also more volatile, and may not be traded as frequently or in as large a volume as shares of larger companies. Medium-sized companies generally involve less risk than smaller companies but their shares are still more volatile and more subject to changes in the market than larger companies.

CONVERTIBLE SECURITIES RISK. Convertible securities tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

LIQUIDITY RISK. The CITIZENS VALUE FUND may not be able to sell its smaller capitalization securities as quickly as securities issued by companies with larger capitalizations, especially if investor perceptions about the issuer worsen. During certain economic downturns it may be more difficult for the Fund to sell its smaller capitalization, less liquid securities at their fair value to meet requests for redemptions by shareholders or to respond to changes in the market.

FOREIGN INVESTING RISK. The CITIZENS VALUE FUND may invest in foreign markets by investing in American Depository Receipts or other foreign instruments that are traded in U.S. dollars. Foreign markets are generally less efficient and more volatile than those in the United States. Foreign economies and governments may be less mature and stable than those in the U.S. and foreign securities may be more significantly impacted by political and economic events. Foreign companies may be adversely affected by excessive (or inadequate) government regulation, excessive taxation, nationalization, expropriation or political, economic or social instability. The risks of investing in emerging market economies are even greater and can include high inflation, high sensitivity to commodity prices and economic dependence on a few industries or government-owned industries. These characteristics of foreign investing may cause the value of your investment to go up or down.

Certain European countries have joined the European Economic and Monetary Union
(EMU). Each EMU participant's currency began a conversion into a single European currency, called the euro, on January 1, 1999, to be completed by July 1, 2002. European financial markets could be adversely affected if the euro conversion does not continue as planned or if a participating country chooses to withdraw from the EMU. The value of the euro has declined significantly since its introduction. This decline may negatively affect companies that are based in Europe or sell to European markets.

PERFORMANCE
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in performance from year to year and by showing how average annual returns for certain periods compare with those of a widely recognized index of market performance. The Fund is newly organized in 2001, and both the bar chart and the table are based on the performance of the Fund's predecessor, the Meyers Pride Value Fund, which will contribute its portfolio securities to the Fund when the Fund commences operations, in exchange for Standard Class shares of the Fund. The Meyers Pride Value Fund is a registered investment company. The Fund will be managed in a manner that is in all material respects equivalent to the management of the Meyers Pride Value Fund.

Past performance is not necessarily an indication of how the Fund will perform in the future.

CALENDAR YEAR RETURNS AS OF DECEMBER 31 (STANDARD CLASS SHARES)
[bar chart]
        1997 - 21.79%
        1998 - 13.61%
        1999 - 28.34%
        2000 - (0.18)%

The Meyers Pride Value Fund year-to-date return as of June 30, 2001 was 21.73%.

Best and Worst Quarterly Performance (during period shown above)
Best quarter return:  21.58% (4th quarter 1998)
Worst quarter return: (15.19)% (3rd quarter 1998)

Average Annual Returns (through December 31, 2000)

------------------------------------------ ---------------- ---------------
                                           One Year             Since
                                           Return               Inception
------------------------------------------ ---------------- ---------------
Meyers Pride Value Fund                    (0.18)%          15.36%
                                                            (6/13/96)
------------------------------------------ ---------------- ---------------
S&P 500 Index*                             (9.10)%          17.93%
                                                            (6/13/96)
------------------------------------------ ---------------- ---------------

* The S&P 500 Index is a widely recognized, unmanaged index of the common stock prices of 500 of the largest companies in the U.S. market.

FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Citizens Value Fund. Annual fund operating expenses are paid out of the assets of the Fund. The Fund does not have a sales charge
(load).

                                SHAREHOLDER FEES
                   (Fees paid directly from your investment)*

--------------------------------------------------------------------------------------------------------
                 Maximum
                 Sales                      Maximum                                    Maximum
                 Charge                     Sales Charge                               Account Fee
                 (Load)      Maximum        (Load)                                     (Charged only
                 Imposed     Deferred       Imposed on                                 if account falls
                 on          Sales Charge   Reinvested    Redemption                   below minimum
                 Purchases   (Load)         Dividends     Fee           Exchange Fee   balance)**
--------------------------------------------------------------------------------------------------------
CITIZENS
VALUE FUND       None        None           None          None          None           $3.00/month
--------------------------------------------------------------------------------------------------------

*   See "Costs for Services," on page ___.

** A fee of $3.00/month currently is charged on accounts that fall below a minimum balance of $2,500 ($1,000 minimum balance for Uniform
    Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and Automatic Investment Plan accounts.) This fee does not apply to IRA accounts.

                         ANNUAL FUND OPERATING EXPENSES
                    (Expenses that are deducted from assets)

--------------------------------------------------------------------------------------------------------
                                                          Total Annual
                 Management   Distribution    Other       Operating       Reimbursements/        Net
                    Fees          Fees       Expenses     Expenses            Waivers*         Expenses
--------------------------------------------------------------------------------------------------------
CITIZENS VALUE FUND
--------------------------------------------------------------------------------------------------------
STANDARD
CLASS SHARES       1.00%**       0.25%        0.80%         2.05%              0.10%            1.95%
--------------------------------------------------------------------------------------------------------

*For the period of commencement of operations until June 30, 2002 the investment adviser to the Fund has contractually agreed to waive certain fees and/or reimburse certain expenses, such as Distribution Fees and Other Expenses (other than interest expenses, taxes, brokerage commissions and extraordinary expenses, such as litigation, that do not usually occur in the operations of a mutual fund). If the Fund's aggregate expenses would exceed on a per annum basis the percentage of average daily net assets specified below, the adviser will waive certain fees and/or reimburse certain expenses for the amount of the excess.

                                                                        Net
                                                                      Expenses
CITIZENS VALUE FUND
Standard Class shares                                                  1.95%

**The management fee is 1.00% per annum on average net assets up to and including $500 million and 0.90% per annum of average net assets in excess of $500 million.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same and all dividends and distributions are reinvested. Contractual fee waivers and reimbursements are reflected only in the one year amounts. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        One Year     Three Years     Five Years     Ten Years

CITIZENS VALUE FUND
Standard Class
shares                   $198            $633          $1,094        $2,371

==============================================================================
ADDITIONAL FUND DETAILS
==============================================================================

More information about the Fund's investment strategies and risks appears below and in the Fund's Statement of Additional Information. Of course, the Fund is not required to and may not invest in all of the investments or engage in all of the investment techniques or strategies listed in this prospectus or in the Statement of Additional Information.

Growth Plus Risk Management
Although we strive to deliver strong investment performance, we are always cognizant of risk. We endeavor to reduce risk through specific risk management strategies. For instance, the Fund employs social and environmental screens to avoid companies whose corporate behavior could negatively affect its performance. The Fund also avoids excessive company and industry concentrations.

As described below, the Citizens Value Fund employs social screening of stocks as a risk control measure. Of course, these strategies may not always be used or may not be successful in minimizing risks when they are used. Investing in the stock markets is inherently risky, particularly if you do not plan to invest for the long term.

Our goal at Citizens Funds is to achieve strong financial results while investing in companies that are managed in a socially responsible manner. The Fund will invest only in companies that we deem to be socially and environmentally responsible, which includes investing in companies that have positive workplace, community and environmental records. At the same time, we avoid companies whose primary business is the manufacture of alcohol, tobacco, nuclear power, or conventional or nuclear weaponry. We also avoid companies that lack diversity (i.e., representation by women or people of color) on their corporate boards or in upper management.

Citizens' exclusionary social screens focusing on alcohol, tobacco, firearms, diversity and gaming are applied in selecting equities for the Value Fund. Social research analysts will then conduct detailed qualitative social screening in identifying companies with useful products, a history of environmental stewardship, and good employee and community relations. One of the key qualitative screens to be used in selecting equities for the Value Fund will be diversity and equal opportunity. This screen will eliminate companies from investment if they have a pattern of discrimination based on sexual orientation, age, gender, race, disability or religion. The management of the Citizens Value Fund strongly believes a company's ability to generate sustainable, superior earnings is dependent upon how it behaves towards its employees, customers, environment and community.

CITIZENS VALUE FUND

-----------------------------------------------------
                CITIZENS VALUE FUND
------------------------ ----------------------------
Objective                Long Term Capital
                         Appreciation
------------------------ ----------------------------
Morningstar Category     New Fund
------------------------ ----------------------------
Inception Date           [__/__/01]
------------------------ ----------------------------
CUSIP                    [__________]
------------------------ ----------------------------
Ticker Symbol
------------------------ ----------------------------
Manager                  Shelly Meyers
------------------------ ----------------------------
Sales charge             No-load
------------------------ ----------------------------

The CITIZENS VALUE FUND expects during normal market conditions, to invest at least 60% of the Fund's net assets in equity securities of publicly-traded companies with market capitalizations of at least $2 billion. Market capitalization is computed by multiplying the current market price of a share of a company's stock by the total number of its shares outstanding. It is a commonly used measure of the size and value of a company.

The securities the Fund may invest in include common stocks, preferred stocks, warrants and certain debt instruments convertible into stock. However, the Fund may also invest, to a lesser degree, in certain other types of securities. The convertible securities the Fund may invest in include bonds, notes, debentures and preferred stocks (up to 10% of the Fund's total assets). The investment adviser will limit investments in convertible securities to securities rated "investment grade." The Fund may, but is not required to, enter into options transactions for the purpose of hedging. The Fund will only enter into exchange-traded options.

Also, the Fund may invest in foreign securities, provided they are publicly traded in the United States in the form of American Depository Receipts (ADRs) or other instruments that are traded in U.S. dollars. ADRs are shares of foreign companies deposited in U.S. banks or a U.S. branch of a foreign bank. An ADR is considered a security of the country in which the foreign company depositing its securities is headquartered.

The Citizens Fund Value expects to hold securities as long term investments, and does not normally expect to engage in frequent trading of securities to achieve its investment objective. However, from time to time the securities of the Fund may be more frequently traded. This trading may create tax consequences for shareholders in the form of increased capital gains and losses. Capital gains, when distributed, are taxable to shareholders. The trading costs associated with active management may also lower Fund performance.

===============================================================================
MANAGEMENT OF CITIZENS FUNDS
===============================================================================

THE ROLE OF THE INVESTMENT ADVISER
In order to manage the Fund on a day-to-day basis, Citizens Funds has signed a Management Agreement with Citizens Advisers, Inc., with offices at 230 Commerce Way, Portsmouth, NH, 03801. Citizens Securities, Inc., a subsidiary of Citizens Advisers, serves as the Fund's distributor. Citizens Funds, Citizens Advisers and Citizens Securities are not affiliated with any bank.

In its role as investment adviser to the Fund, Citizens Advisers determines which companies meet the Fund's social criteria and will be carried on Citizens Funds "Approved List" of investments.

Citizens Advisers performs a wide variety of administrative duties for Citizens Funds under a separate administrative and shareholder services contract which provides for reimbursement of out-of-pocket expenses, as well as fees for services rendered. Citizens Advisers sometimes will perform services under this administrative contract directly, or may contract to have specialized services provided by third parties, such as investment advisers for pension funds or other institutions that maintain omnibus accounts with Citizens Funds.

OUR SUB-ADVISER
To assist with portfolio management for the Fund, Citizens Advisers has retained, at its own expense, a sub-adviser.

MEYERS CAPITAL MANAGEMENT, LLC. Meyers Capital Management, LLC, the sub-adviser for the Citizens Value Fund, is a California limited liability company organized on January 23, 1996, and has been a registered investment adviser under the Investment Advisers Act of 1940 since March 7, 1996. As of March 31, 2001, Meyers Capital manages approximately $25 million in assets. Its headquarters are at 8901 Wilshire Boulevard, Beverly Hills, California 90211.

Shelly J. Meyers, CPA is the lead portfolio manager responsible for the day-to-day management of the Citizens Value Fund. She has managed the Fund and the Fund's predecessor, the Meyers Pride Value Fund, since their inceptions. Ms. Meyers is also the Chief Executive Officer and President of Meyers Capital. From July 1994 to February 1996, Ms. Meyers was Assistant Vice President of Institutional Asset Management for The Boston Company Asset Management, Inc., where, as an equity research analyst and assistant portfolio manager for the institutional investment group and lead equity analyst for the entertainment, communications, apparel, specialty retail and energy industries, she was responsible for analyzing portfolios containing investments valued at up to $1.2 billion.

THE FUND'S FEES
For the services the adviser and sub-adviser provide to the Citizens Value Fund, the Adviser will receive the following fees (based on the average annual net assets of the Fund):

                                                               Aggregate
                                                               Management
                                                                  and
                            Management    Administrative     Administrative
                              Fee*             Fee                Fees*
===============================================================================
CITIZENS VALUE FUND
===============================================================================
Standard Class shares       1.00%             0.10%               1.10%

Based on assets up to $500 million. The management fee is 1.00% per annum on average net assets up to and including $500 million and 0.90% per annum of average net assets in excess of $500 million. The Adviser also is paid a per account fee for providing shareholder services to the Fund.

12B-1 FEES AND CLASSES
The Citizens Value Fund offers Standard Class shares. These shares are no-load.

Citizens Funds has a Distribution Plan which allows the Fund to pay fees to Citizens Securities and others who provide distribution or administration services to the Fund. The fees may be used as compensation for the provision of distribution services, services relative to the sale of shares of the Fund, advertising, marketing or other promotional activity and the preparation, printing and distribution of prospectuses and reports sent to non-shareholders. The fees also may be used as compensation for the provision of personal service and the maintenance of shareholder accounts. We will also pay commissions to outside brokers or service organizations for similar services. Because these costs are paid out of the Fund's net assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

With respect to the Standard Class shares of the Fund, 0.25% of the Fund's net assets is payable under Citizens Funds' Distribution Plan.

===============================================================================
SHAREHOLDER INFORMATION
===============================================================================
The Citizens Value Fund is no-load. The Standard Class shares of the Fund are subject to 12b-1 fees.

INVESTMENT MINIMUMS

STANDARD CLASS SHARES
o Minimum Initial Investment. The minimum initial investment in the Standard Class shares of the Fund is $2,500 ($1,000 for IRA, UGMA/UTMA and Automatic Investment Plan (AIP) accounts).

o Minimum Subsequent Investment. The minimum subsequent investment for all accounts, including AIP accounts, is $50.

o Minimum Balance. If your account falls below the minimum for the Fund, you will be assessed a monthly fee of $3 until you bring your balance above the $2,500 minimum ($1,000 for UGMA/UTMA and AIP accounts). This fee will also be applied to inactive AIP accounts. This fee does not apply to IRA accounts. If you do not bring your balance up to the minimum, we may close your account by sending you a check for your balance. Before closing your account, you will receive 60 days notice and an opportunity to bring the account up to the applicable minimum.

IRAS
There is an annual fee of $10 for each Individual Retirement Account (IRA), with a maximum IRA account fee of $20 per shareholder. This fee is waived for total IRA balances of $25,000 and higher and total account balances of $50,000 and higher. There is also an IRA closure fee of $15.

HOW WE VALUE OUR SHARES
The price of shares in the Fund is called the Net Asset Value. To calculate the Net Asset Value, we add up the total assets of the Fund, subtract all liabilities, and then divide by the number of shares outstanding.

Equity securities are valued at the closing sale price on the primary exchange on which those securities are traded, or on the principal over-the-counter market on which such securities are traded, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and the asked price for international securities.

Fixed income investments are generally valued at the closing bid price for securities. Debt securities maturing within 60 days are normally valued at amortized cost. Amortized cost is approximately equal to market value, and is described in the Statement of Additional Information.

Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied evaluations and evaluations based on analysis of market data or other factors, if these valuations are believed to more accurately reflect the fair value of the securities.

If no market quotation is available for a given security (including restricted securities that are subject to limitations on their sale), the Fund's adviser or sub-adviser will fairly value that security in good faith pursuant to the policies established by Citizens Funds' Board of Trustees.

The value of our shares is determined on each day the New York Stock Exchange is open for trading, at 4 p.m. Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange.

HOW TO BUY AND SELL SHARES
HOW TO BUY SHARES
It's easy to buy shares in the Fund. Just fill out an application and send in your payment by check, exchange from another Citizens mutual fund or through arrangements with your investment adviser or broker-dealer. All checks must be made payable to "Citizens Funds." Citizens Funds is unable to accept third-party checks. Foreign checks drawn on U.S. dollars are accepted, but shares purchased with foreign checks may be held in escrow for at least 20 days.

Your cost will be the Net Asset Value next determined after your payment is received by the Fund's transfer agent. You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your check is returned for any reason, you will be assessed a fee of $20.

Citizens Funds has authorized certain brokers, and these brokers have also been authorized to designate intermediaries, to accept on their behalf purchase and redemption orders. The Fund will be deemed to have received such an order when the broker or broker designee accepts the order, which shall be priced at the Net Asset Value next computed after the broker or designee accepts the order. Purchases and sales of fund shares through broker dealers may involve higher fees.

AUTOMATIC INVESTMENT PLAN
To enroll in our Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information, as well as the amount and frequency of your investment into your chosen fund.
We will do the rest.

                        BENEFITS OF AUTOMATIC INVESTING
Automatic investing, or saving a predetermined amount of money each month or quarter, offers many advantages:

o    It encourages the discipline of saving on a regular basis;

o    You can avoid the temptation to time the market;

o Your employer may allow you to deduct directly from your paycheck. You won't miss what you don't see; and

o It's easy and convenient. Fill out the form and the rest automatically happens each month.

To get started, visit www.citizensfunds.com or call us at (800) 223-7010.

HOW TO SELL SHARES
TELEPHONE REDEMPTION
We have a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much (up to and including $25,000) you want to sell (redeem). Certain redemptions under $25,000 also may require a Medallion Signature Guarantee (see information below), at the discretion of Citizens Funds. Depending upon your instructions, we will deposit the amount of your redemption into another Citizens Funds account, mail you a check or electronically transfer your redemption to your pre-designated account. Normally, we will send you your redemption on the next business day after we receive your request. One-day wired funds cost $10, or we offer free three-day service via the Automated Clearing House (ACH). You will earn dividends up to and including the date when we receive your redemption request.

If you do select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or of an unauthorized party gaining access to your account. For added security you may provide us with a Personal Identification Number (PIN), which must be verified before processing all telephone transactions, including balance verification. To keep these problems to a minimum, we record all telephone calls. Citizens Funds will not be responsible, nor will our Adviser or Transfer Agent, if we follow the above precautions and act on telephone instructions we reasonably believe to be genuine.

During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of Citizens Funds by telephone. Under such circumstances, please consider sending written instructions.

REQUESTS FOR REDEMPTION
If you do not use the Telephone Exchange and Redemption option, you can redeem your shares by sending us a written request at any time, although the process will take longer. Requests for redemption of shares worth more than $25,000 must be accompanied by an original Medallion Signature Guarantee, which is a signature guarantee provided by an eligible guarantor (see list below). We may require further documentation from corporations, fiduciaries, retirement plans and/or institutional investors.

Certain requests for redemption under $25,000 also may require a Medallion Signature Guarantee, at the discretion of Citizens Funds. To avoid delays, have all written requests for redemption Medallion Signature Guaranteed.

We reserve the right to wait up to seven business days before paying the proceeds of any redemption on any investments made by check and five business days for purchases made by ACH transfer. If you are redeeming shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

REDEEM YOUR SHARES THROUGH BROKER-DEALERS
You may also redeem your shares through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with Citizens Funds that permit them to order redemption of shares by telephone or other electronic communication. Purchases and sales of fund shares through broker-dealers may involve higher fees.

REDEMPTION IN KIND
The Fund will normally redeem shares for cash, but may pay the redemption price partly or in whole with portfolio securities where the redemption is for more than $250,000. If portfolio securities are distributed instead of cash, shareholders may incur brokerage commissions or other costs in converting the securities to cash.

TRANSACTIONS REQUIRING MEDaLLION SIGNATURE GUARANTEE
o All requests for redemption over $25,000 (and certain requests under and including $25,000)
o   Changing your account title in any way
o   Authorizing a telephone transaction for the first time
o   Changing your pre-designated wire or ACH instructions
o   Establishing or modifying a systematic withdrawal plan
o   Exchanges between accounts which do not have identical titles

ELIGIBLE GUARANTORS
o   Commercial Banks
o   Trust Companies
o   Savings Associations
o   Credit Unions
o   Broker-Dealers
o   Members of domestic stock exchanges

Note: Notaries Public are not eligible guarantors.

You may sell (redeem) your shares on any business day. The redemption price for your shares will be the Net Asset Value the next time it is calculated after your redemption request, in proper form, has been received.

SHAREHOLDER SERVICES AND POLICIES
We try to demonstrate our commitment to your investment success by offering a family of mutual funds to meet diverse objectives and assisting you with a complete range of convenient services including the following retirement services:

o   Traditional and Roth IRAs
o   SEP and SIMPLE IRAs
o   401(k), 403(b) and 457 plans
o   Rollover and transfer services

Please call our Shareholder Service Center for more information at (800)
223-7010.

EXCHANGE PRIVILEGE
Since investors' investment needs change over time, we provide for easy exchanges among Citizens mutual funds at no charge. You may make an exchange at any time and to any Citizens mutual fund. An exchange is considered a purchase and sale of shares for tax purposes; consequently, you may have a taxable gain or a loss as the result of an exchange. Just call us or write us with your request. The investment minimums and monthly below minimum balance fee remain applicable to exchange purchases into other Citizens Funds mutual funds.

EXCESSIVE EXCHANGES AND MARKET TIMING
Because excessive trading can lower the Fund's performance and harm shareholders, we reserve the right to suspend or terminate the exchange privilege of any investor who makes excessive use of the privilege (e.g., more than five exchanges within a one-year period). Your exchanges may also be restricted or refused if we perceive a pattern of simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges or other transactions evidencing a so-called "market timer" investment strategy, because they may be particularly disruptive to the Fund, may result in a termination of exchange privileges or closure of your account. Before terminating exchange privileges or closing an account, we ordinarily will give you 30 days notice and an opportunity to respond and discuss the matter with one of our Shareholder Service Representatives. You may still redeem your shares in the event that your exchange privileges are suspended or terminated.

We also reserve the right to close your account for any lawful reason, including, but not limited to, reasonable suspicion of fraud or other illegal activity in connection with the account.

SYSTEMATIC WITHDRAWAL PLAN
You can send us a written request to automatically redeem a portion of your shares and make a regular monthly, quarterly or annual payment on your behalf.

MAKING A CHANGE IN YOUR ACCOUNT
After your account is set up, you may want to make a change in one of the options or in the account title. We are pleased to assist you, but to protect both you and Citizens Funds from fraud, we may require an original Medallion Signature Guarantee, which is a signature guarantee from an eligible guarantor (see list above) from all registered owners of the accounts.

TAX-SHELTERED RETIREMENT PLANS
Our distributor, Citizens Securities, has arranged for shareholders to have access to qualified IRAs, Roth IRAs, SEP-IRAs, SIMPLE IRAs and 403(b) plans (for employees of non-profit organizations). The Fund is suitable for 401(k) and 457 plans, variable annuities, and other types of retirement plans as well. Call us for a brochure and application.

ESCROW
Redemption proceeds of shares purchased by check or ACH transfer are unavailable for a period of time. See "How to Sell Shares - Requests for Redemption," on page ___.

                               COSTS FOR SERVICES

Below $2,500/ $1,000 minimum balance fee              $ 3.00/mo.*
Annual IRA fee (per account)                          $10.00**
Maximum Annual IRA fee (for all accounts)             $20.00
IRA Closure Fee                                       $15.00
Returned checks                                       $20.00
Returned Electronic Purchase/Payment - ACH            $15.00
Outgoing wire transfer                                $10.00
International wire transfer                           $20.00
Copies of statements, checks and tax forms            $ 2.00/each (free if
                                                      obtained through our
                                                      audio response system)

* This fee does not apply to IRA accounts.
**This fee is waived for total IRA balances of $25,000 and higher, and total account balances of $50,000 and higher.

MAILING ADDRESS AND WIRING INSTRUCTIONS

REGULAR U.S. MAIL:
Please use the business reply envelope provided with this prospectus, or mail to:

Citizens Funds
PO Box 182456
Columbus, OH 43218-2456

WIRING INSTRUCTIONS:         TRANSFER AGENT AND DIVIDEND PAYING AGENT:

Citizens Funds               BISYS
c/o Fifth Third Bank         3435 Stelzer Road
38 Fountain Square Plaza     Columbus, OH 43219
Cincinnati, OH 45263

Routing #:  042000314
For Further Credit
A/C# 999-44-975
Shareholder name/fund name/account number

OVERNIGHT DELIVERY PACKAGES (E.G., FEDERAL EXPRESS, UPS, AIRBORNE EXPRESS):

Citizens Funds
3435 Stelzer Road
Columbus, OH 43219- 3035

PLEASE MAKE ALL CHECKS PAYABLE TO "CITIZENS FUNDS." WE ARE UNABLE TO ACCEPT THIRD-PARTY CHECKS.

==============================================================================
DIVIDENDS, DISTRIBUTIONS AND TAXES
==============================================================================
Unless you give us other instructions when you fill out your account application, or by telephone at (800) 223-7010 or in writing thereafter, we will automatically reinvest your dividends and distributions from the Fund into additional shares of the Fund at the Net Asset Value calculated on the date the dividends or distributions are payable.

We also can pay your dividends and distributions to you by check or electronic transfer through the Automated Clearing House to your bank account. Information regarding dividends and other distributions will be included on your statement. Dividends and distributions of capital gains, if any, normally are declared and paid on the following schedule:

                              Dividends           Capital Gains Distributions
                       Declared        Paid       Long term     Short-term
===============================================================================
CITIZENS VALUE FUND    Annually      Annually     Annually      Annually


TAX MATTERS
The fund distributions you receive, whether paid in cash or reinvested in shares, generally will be subject to federal income tax (and any applicable state or local taxes) unless you are otherwise exempt from such taxes. Distributions designated as capital gain dividends are taxable as long term capital gains. All other fund distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. We will send you a complete statement each January as to the federal tax status of dividends and distributions paid by the Fund for the previous calendar year.

Distributions will reduce the Fund's Net Asset Value per share. As a result, if you purchase shares just before the Fund makes a distribution, you will pay the full purchase price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

When you redeem, sell or exchange shares of the Fund, it is generally considered a taxable event. Depending on the purchase price and the sale price for the shares redeemed, sold or exchanged, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) up to 31% of taxable distributions and redemption proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations. Under the Economic Growth and Tax Relief Reconciliation Act of

2001, the backup withholding rate will be reduced from 31% to 28% in a series of steps beginning on August 6, 2001.

The Fund will generally withhold U.S. federal income tax at the rate of 30% if you are neither a citizen nor a resident of the U.S. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund.

Please consult your tax adviser for further information regarding the federal, state and local tax consequences of an investment in a Citizens mutual fund.

Citizens Value Fund's Statement of Additional Information, which is available free upon request, contains more detailed information about the Fund and its management and operations. The Statement of Additional Information is incorporated by reference into this prospectus and is legally part of it.

Additional information about the Fund's investments will be contained in the Fund's Annual and Semi-Annual Reports to shareholders, when available. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Citizens Funds' Semi-Annual Report will update information in the Annual Report for the subsequent six months.

To make inquiries about the Fund or get a copy of the Statement of Additional Information or Annual or Semi-Annual Reports when available, call (800) 223-7010 or visit Citizens Funds' web site at www.citizensfunds.com.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room you may call the Commission at (202)942-8090. Reports and other information about the Fund are available on the Commission's Internet site at www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

SEC File No. 811-03626.

CITIZENS
FUNDS(R)
(800) 223-7010
www.citizensfunds.com

Citizens Value FundSM is a servicemark of Citizens Advisers.
Citizens Funds(R) is a registered trademark of Citizens Advisers.

(c)2001 CITIZENs ADVISERS, INc.
Printed on recycled paper with soy-based inks.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                              CITIZENS VALUE FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                               ________ __, 2001

     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Citizens Value Fund's Prospectus dated ________ __, 2001. A copy of the current Prospectus can be obtained by calling
(800) 223-7010, by writing Citizens Funds, 230 Commerce Way, Portsmouth, New Hampshire, 03801 or by visiting the Citizens Funds Internet site at www.citizensfunds.com. This SAI and the Prospectus may be amended or supplemented from time to time.




                               Citizens Funds(R)

                              Citizens Value Fund

TABLE OF CONTENTS                                                         PAGE

Citizens Funds.............................................................__
Investment Strategies, Risks and Fundamental and Non-Fundamental Policies .__
Trustees, Officers and Beneficial Owners...................................__
Investment Advisory and Other Services.....................................__
Brokerage Allocation and Soft Dollars......................................__
Ownership of Shares and Shareholder Rights.................................__
How We Value Fund Shares...................................................__
Tax Matters................................................................__
How We Calculate Performance...............................................__
Financial Statements.......................................................__

CITIZENS FUNDS

     Citizens Funds (the "Trust"), a Massachusetts business trust organized on November 19, 1982, is an open-end investment company registered under the Investment Company Act of 1940 as a diversified management company. Citizens Funds presently consists of eight separate series, each with its own investment objective, assets and liabilities: Citizens Money Market Fund (inception date 8/30/83), Citizens Income Fund (inception date 6/10/92), Citizens Emerging Growth Fund (inception date 2/8/94), Citizens Global Equity Fund (inception date 2/8/94), Citizens Core Growth Fund (inception date 3/3/95), Citizens Small Cap Core Growth Fund (inception date 12/28/99), Citizens International Growth Fund (inception date 12/20/00) and Citizens Value Fund (newly organized). On May 28, 1992 the Trust, which had operated as a money market fund since 1983, changed its name from Working Assets Money Fund to Working Assets Common Holdings. On October 5, 1995 the Trust changed its name from Working Assets Common Holdings to Citizens Investment Trust, and on July 14, 1998 it changed its name to Citizens Funds.

     This Statement of Additional Information relates only to the Citizens Value Fund, Standard Class shares, hereinafter referred to as the "Fund."

INVESTMENT STRATEGIES, RISKS AND FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

INVESTMENT STRATEGIES AND RISKS
     In addition to the principal investment strategies and risks described in the Prospectus, Citizens Funds will from time to time employ other investment strategies that are described below.

     The Fund may, but need not, invest in any or all of the investments and use any or all of the investment techniques described below and in the Prospectus. The choice of investments and use of investment techniques depend on, among other things, the Fund's investment strategies, conditions and trends in the economy and financial markets and investments being available on terms that are acceptable to the Fund.

Adjustments to Portfolio Holdings
     The Fund will readjust its securities holdings periodically to the extent the Adviser or sub-adviser deems it prudent to do so. The timing and extent of adjustments in the holdings of the Fund will reflect the Adviser's or sub-adviser's judgment as to: (1) the appropriate portfolio mix to achieve the Fund's investment objective; (2) the appropriate balance between the goal of correlating the holdings of the Fund with the Fund's investment objective; (3) the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of shares; and (4) compliance with certain restrictions of the Fund imposed by the Fund's investment policies, including those mandated by the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that any portfolio enhancement strategies will be successful, and the performance of the Fund may as a result be worse than if such strategies were not undertaken. The Board of Trustees of the Fund will receive and review, at least quarterly, a report prepared by the Adviser evaluating the performance of the Fund, and will consider what action, if any, should be taken in the event of a significant change in the performance of the Fund.

Warrants
     The Fund may invest in warrants. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. Such warrants are typically held on the Fund's books at zero value when market quotations are unavailable, as the value of these warrants can only be realized upon their exercise. Warrants tend to be more volatile than the underlying securities on which they are based and cease to have value if they are not exercised prior to their expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of the underlying securities.

Preferred Stock
     The Fund may invest in preferred stocks. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the company's board of directors, but do not participate in other amounts available for distribution by the company issuing the preferred stock. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree or protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Convertible Securities
     The Fund may invest up to 10% of its assets in convertible securities. A convertible security is a security (a bond, debenture, note, preferred stock or other security) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     The Fund will limit investments in convertible securities to those generally considered to be "investment grade" debt securities, which are defined as being rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investor Services ("Moody's"), or the equivalent of an investment grade rating by another rating agency. The highest rated debt securities (securities rated AAA by S&P or Aaa by Moody's) carry, in the opinion of such investment ratings agencies, the smallest degree of investment risk and the capacity to pay interest and repay principal is very strong.

Options
     The Fund may from time to time buy and write (sell) stock options that are traded on recognized securities exchanges and over-the-counter markets for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Fund or possible declines in the value of securities which are held by the Fund. Generally, the Fund would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks. The value of options is determined by the performance of the underlying financial benchmarks or indexes to which they are tied. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until or on a certain date (the expiration date). A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price at any time until or on the expiration date. The premium that the Fund receives for buying or writing a call or put option is deemed to constitute the market value of an option. Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of each purchase. The premium that the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period.

      The use of derivative securities, such as options, depends on the Adviser's or sub-adviser's ability to predict correctly the direction of securities prices or other factors. Risks include:

     o the risk that securities prices or other factors do not move in the directions being hedged against, in which case the Fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefits;
     o an imperfect correlation between the price of derivatives and the movements of the securities prices being hedged;
     o the possible absence of a liquid secondary market for any particular derivative at any time;
     o the potential loss if the counter party to the transaction does not perform as promised; and
     o the possible need to defer closing out certain positions to avoid adverse tax consequences.

      Options may present additional risks because the Adviser or sub-adviser may determine that exercise of the option will not benefit the Fund, and therefore the amount invested to acquire the option will be lost. Also, the Fund may be required to purchase at a loss a security on which it has sold a put option.

Money Market Instruments
      During periods of unusual market conditions, or for liquidity purposes or pending the investment of the proceeds of the sale of the Fund's shares, the Fund may invest all or a portion of its assets in money market instruments, including, but not limited to:

     o    obligations of agencies and enterprises of the U.S. Government;
     o    bankers' acceptances and Certificates of Deposit of banks;
     o commercial paper or other corporate notes of investment grade quality; and
     o    Yankee bonds.

Lending of Portfolio Securities
      The Fund may lend its securities to brokers, dealers and financial institutions, provided that (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Fund. The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. Loans of securities, however, involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Fund or the Fund's adviser, Citizens Advisers, Inc. (referred to as "Citizens Advisers" or the "Adviser").

      The Fund may invest its assets in one or more other investment companies. As an investor in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its administrative and advisory fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses.**]

Foreign Securities
      The Fund may invest in foreign securities that meet the Trust's social and financial criteria and that are publicly-traded in the United States in the form of American Depositary Receipts (ADR) or similar instruments that are traded in United States dollars. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. The Fund's share price will tend to reflect the movements of the different securities markets in which it may be invested. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs are subject to many of the same risks that apply to other investments in non-U.S. securities.

      The Fund may invest in issuers located in emerging markets countries. All of the risks of investing in non-U.S. securities are heightened by investing in emerging markets countries. Shareholders should be aware that investing in the equity and fixed income markets of emerging markets countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. Such markets often have provided greater risks to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in emerging markets countries and the currently low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.

Private Placements and Illiquid Investments
      The Fund may invest up to 15% of its net assets in securities for which there is no readily available market, such as securities subject to contractual restrictions on resale. The Fund will not buy these illiquid securities unless the assets in the Fund exceed $10 million at the time of purchase. Illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to determine a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Rule 144A Securities
      The Fund may purchase securities that are not registered (restricted securities) under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act. Restricted securities, which may be traded pursuant to Rule 144A, will not be considered illiquid if the Fund's Board of Trustees finds that a liquid trading market exists for these securities. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Adviser and to any applicable sub-adviser the daily function of determining and monitoring liquidity of restricted securities. See "Fundamental and Non-Fundamental Policies" below.

Euro Conversion Risk
      The Fund may invest in ADRs or similar instruments of European issuers. Certain European countries that are a part of the European Economic Union have agreed to participate in the conversion to a single European currency, the euro. This conversion is to be completed by July 1, 2002 and its effects on investments in the securities of European issuers and foreign currencies are currently unclear. The Fund may be adversely affected if the conversion to the euro is not successfully completed or if the computer or other data processing systems used in European financial markets or by the Fund are not able to process transactions involving the euro.

SOCIALLY RESPONSIBLE INVESTING
      Our goal at Citizens Funds is to achieve strong financial results while investing in companies that are managed in a socially responsible manner which includes investing in companies that have positive workplace, community and environmental records.

      The Citizens Value Fund will avoid companies whose primary business is the manufacture of alcohol, tobacco, nuclear power, or conventional or nuclear weaponry. We also avoid companies that lack diversity (i.e., representation by women or people of color) on their corporate boards or in upper management.

CALCULATED RISK
      Most investors focus on performance but it is as important to understand how much risk the Fund is taking on in the process. Here are some popular metrics to help evaluate risk.

Beta: A measure of the magnitude of the Fund's share price ups and downs relative to swings in the market. The market is assigned a beta of 1.00. If a portfolio has a beta of 1.20%, its share price has increased (or decreased) 12% if the market has increased (or decreased) 10%.

Standard Deviation: A measure of the dispersion of the Fund's return, i.e., the degree to which the Fund's return varies from its historical average. A higher standard deviation indicates a wider dispersion of past returns and thus greater historical volatility.

Alpha: A risk-adjusted performance measure representing the difference between the Fund's actual performance and the performance anticipated in light of the Fund's risk posture (beta). A positive alpha indicates that the Fund has produced a rate of return that is more than commensurate with its risk profile.

Sharpe Ratio: A measure of reward per unit of risk. The higher the Sharpe ratio, the greater the return per unit of risk. The Sharpe ratio is often used to compare mutual fund returns on a "level playing field."

GROWTH PLUS RISK MANAGEMENT
      The mission of Citizens Funds is to achieve superior investment returns for our shareholders. Towards this end, the Citizens Value Fund employs a value based investment approach seeking companies that are undervalued but fundamentally sound. While we strive to deliver strong investment performance, we are attentive to risk in the process. Risk management strategies are integral to how we manage the Fund.

      The Citizens Value Fund is not intended to be the lowest risk choice available to investors. Rather, the goal of our risk management strategies is to attain a reasonable, targeted level of risk commensurate with the Fund's mandates.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

      The Trust, on behalf of the Fund, has adopted the following policies which may not be changed with respect to the Fund without approval by holders of a majority of the outstanding voting securities of the Fund (a "Majority Shareholder Vote"), which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

     1. The Fund may not make loans to other persons if such loans are specifically prohibited by the 1940 Act or the rules and regulations thereunder.

     2. The Fund may not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations thereunder.

     3. The Fund may not borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations thereunder.

     4. The Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder, and except in so far as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.

     5. The Fund may not concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that this restriction does not apply to positions in futures contracts. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and obligations of domestic branches of domestic banks, are not included in this limit.

     6. The Fund may not purchase or sell real estate (excluding securities secured by real estate or interests therein), or interests in oil, gas or mineral leases in the ordinary course of business; the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund.

      As a non-fundamental policy (which can be amended or removed by the Trustees, without shareholder approval), no more than 15% of the net assets of the Fund will be invested in illiquid securities. Private Placements which may be traded pursuant to Rule 144A under the Securities Act will not be subject to this limitation if the Fund's Board of Trustees or the Adviser finds that a liquid trading market exists for these securities.

      If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in values or assets will not constitute a violation of that restriction.

TEMPORARY DEFENSIVE POSITIONS

      The Fund may invest some or all of its assets in cash, cash equivalents, money market instruments and repurchase agreements as temporary defensive positions during volatile or other adverse or unusual market, economic, political or economic conditions. Such temporary defensive positions would be inconsistent with the Fund's principal investment strategies and may adversely impact Fund performance.

TRUSTEES, OFFICERS AND BENEFICIAL OWNERS

      A Board of Trustees oversees and monitors the management of the Trust. These oversight responsibilities include selection of the investment adviser and election of officers, who are in turn responsible for the day to day operations of the Trust. The Trustees and officers are listed below. The Trustees and officers who are "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk. The address for each Trustee and officer is 230 Commerce Way, Portsmouth, NH 03801.


---------------------- ------------------ ------------------------------------------------
        NAME           POSITION(S) HELD               PRINCIPAL OCCUPATION(S)
       AND AGE            WITH TRUST                    DURING PAST 5 YEARS
---------------------- ------------------ ------------------------------------------------
Judy Belk              Trustee            Consultant to Philanthropic Organizations
48 years of age                           (since 2000);
                                          Vice President, Global Public Affairs, Levi
                                          Strauss & Co. (1998 to 2000);
                                          Vice President, Community Affairs, Levi
                                          Strauss & Co. (1992 to 1998)
---------------------- ------------------ ------------------------------------------------
Walter D. Bristol, Jr. Trustee            Executive Vice President for Corporate
50 years of age                           Operations and Chief Financial Officer,
                                          American Heart Association (since 1996);
                                          Vice President, Finance, American Heart
                                          Association (1990 to 1996)
---------------------- ------------------ ------------------------------------------------
Sophia Collier*        Trustee            Portfolio Manager, Citizens Funds (since 1995);
45 years of age                           Chair of the Board of Directors, Citizens
                                          Advisers (since 1991);
                                          President, Citizens Funds and Citizens
                                          Advisers (1991 to September 1998)
---------------------- ------------------ ------------------------------------------------
Jeannie H.             Trustee            Senior Vice President, Corporate Sourcing,
Diefenderfer                              Verizon Communications (since 1998);
40 years of age                           Executive Director, Equipment Installation,
                                          Bell Atlantic Network Services (1996
                                          to 1998); New England Telephone,
                                          NYNEX (1984 to 1996)
---------------------- ------------------ ------------------------------------------------
Pablo S. Eisenberg     Trustee            Senior Fellow, Public Policy Institute,
68 years of age                           Georgetown University (since 1999);
                                          Executive Director for Community Change (1975
                                          to 1998)
---------------------- ------------------ ------------------------------------------------
Mitchell A. Johnson*   Trustee            Director, Eldorado Bancshares, Inc. (since
59 years of age                           1997);
                                          President, M.A.J. Capital Management, Inc.
                                          (money management firm) (1994 to 1995);
                                          Senior Vice President of Corporate Finance,
                                          Student Loan Marketing Association (1987 to
                                          1994)
---------------------- ------------------ ------------------------------------------------
Azie Taylor Morton*    Chair of the       Investment adviser;
65 years of age        Board and Trustee  Consultant/Director of Marketing, GRW Capital
                                          Corporation (broker-dealer) (since 1992);
                                          Director, Schlotzsky's, Inc. (since 1996)

---------------------- ------------------ ------------------------------------------------


---------------------- ------------------ ------------------------------------------------
        NAME           POSITION(S) HELD               PRINCIPAL OCCUPATION(S)
       AND AGE            WITH TRUST                    DURING PAST 5 YEARS
---------------------- ------------------ ------------------------------------------------
Martha S. Pope         Trustee            Senior Advisor for the Northern Ireland Peace
56 years of age                           Negotiations (January 1995 to July 1998);
                                          Secretary of the United States Senate (April
                                          1994 to January 1995);
                                          Sergeant at Arms of the United States Senate
                                          (January 1991 to March 1994)
---------------------- ------------------ ------------------------------------------------
John L. Shields*       President and      President and Chief Executive Officer of
48 years of age        Trustee            Citizens Advisers (since September 1998);
                                          Senior Consultant, Cerulli Associates, a
                                          mutual fund consulting firm (1995 to 1998)
---------------------- ------------------ ------------------------------------------------
Sean P. Driscoll*      Treasurer          Vice President of Fund Accounting and
36 years of age                           Compliance, Citizens Advisers (since November
                                          1998);
                                          Director of Fund Administration, State Street
                                          Bank and Trust Company (March 1998 to November
                                          1998);
                                          Vice President of Compliance, Putnam
                                          Investments (January 1997 to March 1998);
                                          Fund Accountant and Director of Fund
                                          Administration, State Street Bank and Trust
                                          Company (1987 to 1997)
---------------------- ------------------ ------------------------------------------------
Marcia Kovalik*        Assistant          Counsel, Citizens Advisers, Inc. (since
38 years of age        Secretary          February 2001); Associate, Boynton, Waldron,
                                          Doleac, Woodman & Scott, P.A. (September 1995
                                          to February 2001); Law Clerk, New Hampshire
                                          Superior Court (August 1993 to August 1995)
---------------------- ------------------ ------------------------------------------------
Alaina Metz*           Assistant          Chief Administrative Officer of BISYS Fund
33 years of age        Secretary          Services (since June 1995)
---------------------- ------------------ ------------------------------------------------
John M. O'Brien*       Assistant          Vice President of Corporate Finance, Citizens
36 years of age        Treasurer          Advisers (since October 1998); Services
                                          Manager, Bank Boston (January 1998 to October
                                          1998);
                                          Business Manager, Fidelity Investments
                                          (October 1989 to January 1998)
---------------------- ------------------ ------------------------------------------------

      The Board of Trustees functions with a Nominating Committee comprised of each of the non-interested Trustees of the Trust, but pursuant to the Trust's Distribution Plan, the Trust has agreed that Trustees who are not "interested persons," as defined in the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement relating to the Plan (the Independent Trustees) shall have responsibility for the selection and nomination of other Independent Trustees. This agreement will continue for so long as the Distribution Plan is in effect.

      The following compensation table discloses the aggregate compensation from the Trust for services provided for the Trust's fiscal year ended June 30, 2001. None of the Trustees receive pension or retirement benefits or any other compensation beyond that listed below. Trustees were, however, reimbursed the costs of travel, meals and lodging associated with attendance at meetings.

                      CITIZENS FUNDS - COMPENSATION TABLE
-------------------------------------------------------------------------------

                                                   AGGREGATE COMPENSATION FROM
                NAME OF PERSON AND POSITION*             CITIZENS FUNDS

                     Judy Belk - Trustee                      $4,500
              Walter D. Bristol, Jr. - Trustee                $4,500
              Jeannie H. Diefenderfer - Trustee               $3,500
                Pablo S. Eisenberg - Trustee                 $14,000
                  Martha S. Pope - Trustee                   $17,500

      * Ada Sanchez, who served as a Trustee of the Trust until November, 2000, received $4,750 in compensation from the Trust during its fiscal year ended June 30, 2001. Sophia Collier, Mitchell A. Johnson, Azie Taylor Morton and John L. Shields are interested Trustees and receive no compensation from the Trust for serving as Trustees.

    The Fund is newly organized and has no shareholders as of the date of this Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER

      The Fund is managed by Citizens Advisers, Inc. under a contract known as the Management Agreement. The Adviser's office is at 230 Commerce Way, Portsmouth, New Hampshire 03801. The Adviser is a New Hampshire corporation. The Management Agreement provides that the Adviser, subject to the control of the Trust's Board of Trustees, will decide which securities will be bought and sold, and when, and requires the Adviser to place purchase and sale orders. The Adviser also manages the day-to-day operations of the Trust pursuant to the Management Agreement.

      Sophia Collier individually owns 60% of the outstanding stock and is Chair of the Board of Directors of Citizens Advisers, Inc. She is the former President of Citizens Funds and remains on the Board of Trustees, serving as an Interested Trustee. Ms. Collier is the founder of American Natural Beverage Corp., the maker of Soho Natural Soda, a company which Ms. Collier co-founded in her Brooklyn kitchen when she was 21 years old and built up over the next 12 years to an enterprise with 52 employees and retail sales of $25 million. Soho Soda was the first natural soda in America and was created as an alternative to unhealthful mass market sodas. Ms. Collier and her partners sold American Natural Beverage Corp. in 1989.

      Four other individuals own the remaining 40% of the outstanding stock of Citizens Advisers, Inc., as follows: John P. Dunfey (12%); Robert J. Dunfey, Sr. (12%); Gerald F. Dunfey (12%); and William B. Hart, Jr. (4%). John, Robert and Gerald Dunfey, brothers, now serve as directors of the Dunfey Group, a venture capital and investment firm. John P. Dunfey is also a member of the Board of Directors of Citizens Advisers. The Dunfey family has been associated, over a number of years, with progressive social and political causes and has actively participated in organizations dedicated to world peace, human and civil rights, and economic justice. The family founded and continues to sponsor New England Circle, a forum for the "discussion of social, political, literary and educational topics that can lead to constructive change in our lives, our nation and our world."

      John L. Shields is President and Chief Executive Officer of Citizens Advisers, Inc. and is the President and an interested Trustee of Citizens

Funds. Prior to joining Citizens Advisers in 1998, Mr. Shields was a senior management consultant with Cerulli Associates, a mutual fund consulting firm located in Boston, Massachusetts. He also held executive and other managerial positions with State Street Research Investment Services, Inc. and Fidelity Investments.

      At the Adviser's discretion and sole expense, it may delegate certain of its Fund management duties to sub-advisers. Citizens Advisers has retained a sub-adviser to assist in the management of the Citizens Value Fund.

      MEYERS CAPITAL MANAGEMENT, LLC

      Our sub-adviser for the Citizens Value Fund, Meyers Capital Management, LLC ("Meyers Capital"), is a registered investment adviser and California limited liability company organized on January 23, 1996. The manager and principal owner of Meyers Capital is Ms. Shelly J. Meyers. The officers of Meyers Capital are Ms. Meyers, Chief Executive Officer and President, Mr. Leslie C. Sheppard, Executive Vice President, Ms. Laila Poveda, Vice President of Administration, and Mr. William Sileo, Vice President. Its headquarters are at 8901 Wilshire Boulevard, Beverly Hills, California 90211.

      Under a Sub-Advisory Agreement between the Adviser and Meyers Capital, the Adviser pays Meyers Capital a sub-advisory fee based on an annual rate of 0.30% of the Citizens Value Fund's average daily net assets up to and including the first $100 million of assets and a fee at an annual rate of 0.45% of the Value Fund's average daily net assets in excess of the first $100 million.

      MANAGEMENT FEES

      The Adviser provides the Fund, at its own expense, with all office space, facilities, equipment and clerical personnel necessary to carry out the Adviser's duties under the Management Agreement. Some of the Trust's Trustees and officers are employees of the Adviser and receive their compensation from the Adviser.

      The Fund pays the Adviser a fee for its services at a rate of 1.00% per annum of average net assets up to and including $500 million and 0.90% per annum of average net assets in excess of $500 million. The fee is accrued daily and payable monthly.

      The Adviser has contractually agreed to limit expenses for the Fund for the period of commencement of operations until June 30, 2002. If the Fund's aggregate expenses would exceed on a per annum basis 1.95% of its average daily net assets, the Adviser will waive certain fees and/or reimburse certain expenses for the amount of the excess.

      The Fund is newly organized and has not paid fees to the Adviser as of the date of this Statement of Additional Information.

CITIZENS SECURITIES, INC.

      Citizens Securities, Inc., a wholly-owned subsidiary of the Adviser and a New Hampshire corporation, serves as the Fund's principal underwriter or distributor. Its offices are located at 230 Commerce Way, Portsmouth, New Hampshire 03801. John L. Shields, President and CEO of Citizens Advisers, is also President and CEO of Citizens Securities.

ADMINISTRATIVE AND SHAREHOLDER SERVICES

      Citizens Advisers also performs a wide variety of administrative duties for the Fund under a separate administrative and shareholder services contract which provides for reimbursement of out-of-pocket expenses as well as fees for services rendered. Citizens Advisers sometimes will perform services under this administrative contract directly, or may contract to have specialized services provided by third parties, such as investment advisors for pension funds or other institutions that maintain omnibus accounts with Citizens Funds. These fees and expenses are payable monthly up to 0.10% of the Fund's average annual net assets.

      The administrative services provided to the Fund include but are not limited to the following: daily Fund accounting duties including payment and budgeting of Fund operating expenses and calculation of expense accruals; administration of annual Fund audit with Fund auditors; supervision of drafting and printing of annual and semi annual reports; administrative and contractual interface with the custodian and transfer agent including daily monitoring of Net Asset Value, sales, redemptions, dividends and quality control; and compliance with federal and state regulatory requirements. Citizens Advisers is also reimbursed at cost for state Blue Sky filing and reporting services; vendor relations; drafting and filing of prospectuses and statements of additional information, proxies and other regulatory filings; and special projects. The Adviser has contracted BISYS Fund Services Ohio, Inc. ("BISYS") to act as a sub-administrator to perform certain administration services for the Fund.

      In addition, Citizens Securities provides a number of administrative services to the Fund relating primarily to shareholder services and communications, and is paid a per account fee. These include, but are not limited to, answering calls from existing shareholders in a timely manner; maintenance of a toll-free number; responding to shareholder inquiries and requests; maintenance of computer interface with the transfer agent; retention, maintenance and research of shareholder records; maintenance of facilities and equipment to perform all such duties; and similar services.

      The Fund is newly organized and has not paid administrative or shareholder servicing fees as of the date of this Statement of Additional Information.

12B-1 PLAN

      Pursuant to a Distribution Agreement, Citizens Securities acts as the distributor of the Fund's shares.

      The Trust's Board of Trustees has adopted a Distribution Plan under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. In approving the 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. Pursuant to this Plan, the Trust, on behalf of the Fund, may make payments for the provision of (i) distribution services, (ii) services in respect of the sale of shares of a Fund, (iii) advertising, marketing or other promotional activity, and (iv) preparation, printing, and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than regulators and existing shareholders of the Trust and for the provision of personal service and the maintenance of shareholder accounts.

      The Distribution Plan allows for compensation to be paid to the Fund's distributor and others in an amount equal to 0.25% of the average annual net assets of the Fund.

      The 12b-1 Plan will continue in effect if approved at least annually by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no financial interest in the operation of the Plan or in any agreement related to the Plan. These Trustees are known as "Qualified Trustees." Agreements related to the Plan must also be approved in the same manner by a vote of the Trustees and the Qualified Trustees. These agreements will terminate automatically if assigned, and may be terminated with respect to the Fund at any time, without payment of any penalty, by a vote of the majority of the Qualified Trustees or a vote of the majority of outstanding securities of the Fund, on not more than 60 days notice. The Plan further provides that, while it is in effect, the selection and nomination of the Trustees who are not interested persons shall be committed to the discretion of the Qualified Trustees. The Plan may not be amended to increase materially the amounts to be spent without shareholder approval, and all amendments must be approved by the Trustees.

EXPENSES

      Other expenses to be paid by the Fund include all expenses not expressly assumed by Citizens Advisers. These include interest, taxes, audit and legal fees, custodian and transfer agent charges, insurance premiums, cost of registering shares under federal and state laws, dues and any litigation costs, as well as the cost of typesetting, printing and distributing shareholder reports and prospectuses sent to shareholders.

      When a cost is shared by several series of Citizens Funds, the staff at Citizens Advisers will allocate the expense in a reasonable manner under the supervision of the Trust's Board of Trustees. The Fund is newly organized and has not paid expenses as of the date of this Statement of Additional Information.

CODES OF ETHICS

      The Trust, the Adviser, the sub-adviser and the distributor have each adopted a Code of Ethics (collectively, the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

OTHER SERVICE PROVIDERS

Custodian
      Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is the custodian of the assets of the Fund. The custodian's responsibilities include holding the securities and cash of the Fund, receiving and reporting all purchases and redemptions and collecting interest and dividends in the Fund. The custodian takes no part in determining the investment policies of the Trust or in deciding which securities are purchased or sold by the Trust. The Trust, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Transfer Agent and Fund Accountant
      The transfer agent, dividend-paying agent and fund accountant for the Fund is BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8012. In its capacity as transfer agent and dividend-paying agent, BISYS is responsible for processing daily purchases, redemptions and transfers of Fund shares, preparing and mailing shareholder confirmations and account statements, paying dividends and other distributions, and other shareholder and account activities. In its capacity as fund accountant, BISYS is responsible for providing certain accounting services, including calculation of the Net Asset Value per share, calculation of the dividend and capital gain distributions, if any, and of yield, affirmation to the Fund's custodian of all portfolio trades and cash settlements and verification and reconciliation with the Fund's custodian of all daily trade activities.

Auditors
      PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services.

Legal Counsel
      Bingham Dana LLP, Boston, Massachusetts, serves as counsel for Citizens Funds.

BROKERAGE ALLOCATION AND SOFT DOLLARS

      The Adviser will seek to obtain for the Fund the best net price and the most favorable execution of orders. The factors the Adviser and sub-adviser will consider when selecting a broker include, without limitation, the overall direct and net economic result to the Fund's accounts (including both price paid or received and any commissions and other costs paid), the efficiency with which the transactions are effected, a broker's ability to effect a transaction involving a large block of securities, a broker's availability to execute difficult transactions, responsiveness of a broker to the Fund and a broker's financial strength and stability. These considerations are weighed by the Adviser and sub-adviser in determining the reasonableness of the overall costs and commissions charged.

      Purchases are made from issuers, underwriters, dealers or brokers, and banks who specialize in the types of securities the Fund buys. Purchases from underwriters include a commission or concession paid by the issuer to the underwriters. Purchases from dealers include the spread between the bid and asked prices and purchases from brokers include commissions paid to the broker based upon the transaction size. If the execution and price offered by more than one dealer are comparable, the order may be given to a dealer who has provided research advice, quotations on portfolio securities or other services.

      The Adviser will comply with Rule 17e-1 under the 1940 Act in regard to brokerage transactions with affiliates, to assure that commissions will be fair and reasonable to the shareholders. The Fund is newly organized and has not paid brokerage commissions as of the date of this Statement of Additional Information.

      In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, the Adviser or the sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or the other accounts over which the Adviser or the sub-adviser exercises investment discretion.

      The Adviser or the sub-adviser may cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser or sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser or the sub-adviser has with respect to accounts over which they exercise investment discretion.

      The Adviser will maintain an account with one or more broker-dealers who agree to provide or pay for brokerage and research services that benefit the Fund. The sub-adviser will be informed in writing of the names of the broker-dealers and provided with account information to allow the execution of trades through those broker-dealers. In the event that best execution of an equity transaction is available through a broker-dealer that has been so identified, the Adviser or the sub-adviser, as the case may be, may place the transaction with that broker-dealer after determining in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. These research services are sometimes referred to as "soft dollars."

      Any soft dollars generated by transactions on behalf of the Fund in this fashion shall be used solely to purchase brokerage and research services within the meaning of Section 28(e), and must be of benefit to the Fund. These brokerage and research services, however, need not exclusively benefit the Fund, and may also benefit other series of the Trust or other clients of the Adviser or the sub-adviser. For these purposes, brokerage and research services mean services that provide assistance to the Adviser, or a sub-adviser, in the performance of decision-making responsibilities and include, among other things, effecting securities transactions and performing services incidental thereto (such as clearance, settlement and custody) and providing information regarding the economy, industries, individual companies, taxation, political and legal developments, technical market action, pricing and appraisal services, credit analysis, and risk measurement and performance analysis. Without limitation, research services may be received in the form of written reports, computer-generated data, telephone contacts and personal meetings. If a product or service serves non-research as well as research functions, soft dollars shall be used to pay for the product or service only to the extent that it constitutes research.

      The investment management or advisory fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. The Adviser would, through the use of such services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

      The Fund is newly-organized and has not paid brokerage commissions as of the date of this Statement of Additional Information.

OWNERSHIP OF SHARES AND SHAREHOLDER RIGHTS

      The Trust's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Certificates representing shares are not issued. The Trust may create and issue series and classes of shares. Each share of each class of each series represents an equal proportionate interest in the series with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Income and operating expenses are allocated fairly among the series and classes by the Trustees.

VOTING RIGHTS

      Shareholders of the Fund are entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shares of each class are entitled to vote as a class or series only when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote by series or class. The Trust does not hold annual shareholder meetings. The holders of shares have no preemptive, conversion or subscription rights and votes are not cumulative. Shares when issued are fully paid and non-assessable, except as set forth under "Shareholder and Trustee Liability" below. The Trust may be terminated upon the sale or transfer of all or substantially all of its assets. If not so terminated, the Trust will continue indefinitely.

DIVIDENDS AND DISTRIBUTIONS

      The Fund normally declares and pays dividends substantially equal to all net investment income annually. Net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Fund at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid annually.

SHAREHOLDER AND TRUSTEE LIABILITY

      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trust's Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses by the relevant series of the Trust out of that series' property for any shareholder held personally liable for that series' obligations solely by reason of being a shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any such shareholder for any act or obligation of the Trust and satisfy the judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholders liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

      The Declaration of Trust further provides that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

HOW TO PURCHASE AND REDEEM SHARES

How to Buy Shares
      It's easy to buy shares of the Fund. Just fill out an application and send in your payment by check, exchange from another Citizens mutual fund or through arrangements with your investment adviser or broker-dealer. All checks must be made payable to "Citizens Funds." Citizens Funds is unable to accept third-party checks. Foreign checks drawn in U.S. dollars are accepted but shares purchased with foreign checks may be held in escrow for at least 20 days.

      Your cost for shares of the Fund will be the Net Asset Value next determined after your payment is received. (Net Asset Value is determined at 4 p.m. Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange.) You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your check is returned for any reason, you will be assessed a fee of $20.00.

      Citizens Funds has authorized certain brokers, and these brokers have also been authorized to designate intermediaries, to accept on its behalf purchase and redemption orders and such brokers are also authorized to designate intermediaries to accept orders on the Trust's behalf. The Fund will be deemed to have received such an order when the broker or broker designee accepts the order, which shall be priced at the Net Asset Value next computed after the broker or designee accepts the order.

      Investors may be charged a fee if they buy, sell or exchange Fund shares through a broker or agent.

Investment Minimums

      The minimum initial investment in the Fund is $2,500 ($1,000 for IRA, Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) and Automatic Investment Plan accounts).

      The minimum subsequent investment for all accounts, including Automatic Investment Plan accounts, is $50. If your account falls below the $2,500 minimum for the Fund, you will be assessed a monthly fee of $3.00 until you bring your balance above the minimum. (This fee will also be applied to inactive Automatic Investment Plan accounts, but does not apply to IRA accounts.) If you do not bring your balance up to the minimum, we may close your account by sending you a check for your balance. Before closing your account, you will receive 60 days notice and an opportunity to bring the account up to the applicable minimum. The investment minimums and monthly below minimum balance fee are applicable per account and also apply to an exchange purchase of shares in another series of Citizens Funds.

      There is an annual fee of $10 for each Individual Retirement Account
(IRA), with a maximum IRA account fee of $20 per shareholder. This fee is waived for total IRA balances of $25,000 and higher and total account balances of $50,000 and higher. There is also an IRA closure fee of $15.

Automatic Investment Plan
      To enroll in the Trust's Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information, as well as the amount and frequency of your investment into your Fund. We will do the rest.

How to Sell Shares

      Telephone Exchange and Redemption. We have a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much (up to $25,000) you want to redeem. Depending upon your instructions, we will deposit the amount of your redemption into another Citizens Funds account, mail you a check or electronically transfer your redemption to your pre-designated account. Normally, we will send you your redemption on the next business day after we receive your request. One-day wired funds cost $10, or we offer free three-day service via the Automated Clearing House (ACH). You will earn dividends up to and including the date when we receive your redemption request.

      If you do select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or of an unauthorized party gaining access to your account. For added security you may provide us with a Personal Identification Number (PIN), which must be verified before processing all telephone transactions, including balance verification. To keep these problems to a minimum, we record all telephone calls. Neither the Trust, the Adviser or the Fund's Transfer Agent will be responsible if we properly act on telephone instructions we reasonably believe to be genuine.

      Redeem Your Shares through Broker-Dealers. You may also redeem your shares through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with the Trust that permit them to order redemption of shares by telephone or other electronic communication.

      Requests for Redemption. If you do not use the Telephone Exchange and Redemption option, you can redeem your shares by sending us a written request at any time, although the process will take longer. Requests for redemption of shares worth more than $25,000 must be accompanied by an original Medallion Signature Guarantee. We may require further documentation from corporations, fiduciaries, retirement plans and/or institutional investors.

      Certain requests for redemption under $25,000 - both written and telephonic - may also require a Medallion Signature Guarantee, at the discretion of the Trust. To avoid delays, have all written requests for redemption Medallion Signature Guaranteed.

      We reserve the right to wait up to seven business days before paying the proceeds of any redemption on any investments made by check and five business days for purchases made by ACH transfer.

Additional Redemption Information

      The Trust pays redemption proceeds within five business days (seven business days with respect to the proceeds of redemptions of investments made by check) after we receive a proper redemption request so long as the redemption request is received by 4 p.m., Eastern Time. The Fund's obligation to pay for redemptions can be suspended when the New York Stock Exchange is closed other than for weekends or holidays or under certain emergency conditions determined by the SEC. The holidays on which the New York Stock Exchange is closed are: New Year's Day, Martin Luther King, Jr.'s Birthday (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The Fund pays redemption proceeds in cash, except that the Adviser has the power to decide that conditions exist that would make cash payments undesirable. In that case, the Fund could send redemption payments in securities from the Fund, valued in the same way the Fund's Net Asset Value is determined. There might then be brokerage or other costs to the shareholder in selling these securities. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's total net assets during any 90 day period for any one shareholder. A shareholder's redemption proceeds may be more or less than his or her original cost, depending on the value of the Fund's shares.

      The Trust or its Adviser has the right to compel the redemption of shares of the Fund if the aggregate Net Asset Value of the shares in the account is less than the $2,500 account minimum ($1,000 for UGMA/UTMA and Automatic Investment Plan accounts). If the Adviser decides to do this, we will provide notice to the shareholder, who will be given an opportunity to bring the account up to the applicable minimum.

      When you redeem shares of the Fund, it is generally considered a taxable event. Consequently, you may have a taxable gain or a loss as a result of a redemption.

HOW WE VALUE FUND SHARES

      The value of the fixed income securities in which the Fund may invest will fluctuate depending in large part on changes in prevailing interest rates. Fixed income securities may comprise a portion of the assets in the Fund under normal conditions. If interest rates go up, the value of fixed income securities generally goes down. Conversely, if interest rates go down, the value of fixed income securities generally goes up. Long-term obligations, which often have higher yields, may fluctuate in value more than short-term ones.

      The value of equity securities held in the Fund will fluctuate based upon market conditions and matters specific to the issuer. These include changes in the management and fundamental financial condition of the issuing company, prevailing economic and competitive conditions in the industry sectors in which the company does business and other factors that affect individual securities and the equity market as a whole.

      The Net Asset Value per share of the Fund is determined by adding the market value of all securities and other assets of the Fund, then subtracting the liabilities, and then dividing the result by the number of outstanding shares of the Fund. All expenses are accrued daily and taken into account in determining Net Asset Value. We expect the Net Asset Value per share in the Fund to fluctuate.

      The value of shares of the Fund is determined at 4 p.m. Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange on each day on which the New York Stock Exchange is open for regular trading.

      As described in the Prospectus, shares of the Fund are generally valued on the basis of market values. Equity securities are valued at the closing sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and asked price for international securities. Fixed income investments are generally valued at the bid price. Securities maturing within 60 days are normally valued at amortized cost. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are appraised at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees.

      Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and valuations based upon analysis of market data or other factors if these valuations are believed to more accurately reflect the fair value of such securities.

      Use of a pricing service has been approved by the Trust's Board of Trustees. There are a number of pricing services available, and the Trustees and officers of the Trust acting on behalf of the Trustees, may use or discontinue the use of any pricing service now, or in the future, employed.

TAX MATTERS

      The following discussion is a brief summary of the federal and, where noted, state income tax considerations relevant to a shareholder investing in the Fund. The discussion is very general, and prospective investors are urged to consult their tax advisers about the tax consequences that an investment in the Fund may have in their particular situations.

TAXATION OF THE FUND

      FEDERAL TAXES. The Fund is a series of the Trust, and is treated as a separate entity for federal tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to elect and to qualify to be treated as a "regulated investment company" under Subchapter M of the Code for its first and each subsequent taxable year. In order to so qualify, the Fund must meet various requirements of Subchapter M relating to the nature of the Fund's gross income, the amount of its distributions, and the composition of its portfolio assets.

      If the Fund qualifies to be treated as a regulated investment company for a given year, it will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If the Fund should fail to qualify as a regulated investment company in any year, it would incur federal income taxes upon its taxable income and distributions paid to shareholders would generally be taxable as ordinary dividend income.

      MASSACHUSETTS TAXES. As long as the Fund maintains its status as a regulated investment company under the Code, it will not be required to pay any Massachusetts income or excise tax.

      FOREIGN TAXES. Although we do not expect the Fund will pay any federal income or excise taxes, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on foreign income; the Fund intends to qualify for such reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

TAXATION OF SHAREHOLDERS

      TAXATION OF DISTRIBUTIONS. Shareholders of the Fund will generally have to pay federal income taxes, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

      DIVIDENDS-RECEIVED DEDUCTION. A portion of any ordinary income dividends may be eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

      "BUYING A DIVIDEND." Any dividend or distribution from the Fund will have the effect of reducing the per share Net Asset Value of shares in the Fund by the amount of the dividend or distribution. Shareholders purchasing shares in the Fund shortly before the record date of any dividend or other distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      SPECIAL CONSIDERATIONS FOR NON-U.S. PERSONS. Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities (Non-U.S. Persons) are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund will withhold at a lower tax treaty rate if a shareholder provides documentation acceptable to the Fund demonstrating the applicability of such a rate to a particular distribution. Any amounts over-withheld may be recovered by the shareholder by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions from the Fund to a Non-U.S. Person also may be subject to tax under the laws of the Non-U.S. Person's jurisdiction.

      BACKUP WITHHOLDING. The Fund is required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the backup withholding rate will be reduced from 31% to 28% in a series of steps beginning on August 6, 2001. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding applicable to Non-U.S. Persons.

      DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of the shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon disposition of shares may also be disallowed under the rules relating to wash sales.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

      OPTIONS. The Fund's transactions in options will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (e.g., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles", and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund intends to limit its activities in options, futures and forward contracts to the extent necessary to meet the requirements of the Code.

      FOREIGN INVESTMENTS. Special tax considerations apply with respect to foreign investments of the Fund. For example, investments in "passive foreign investment companies" may have to be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in passive foreign investment companies on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional gain or loss to the Fund.

      The foregoing is a limited summary of federal (and, where indicated, state) income tax considerations. It should not be viewed as a comprehensive discussion of the items referred to, nor as covering, all provisions relevant to investors. Shareholders should consult their own tax advisers for additional details on their particular tax status.

HOW WE CALCULATE PERFORMANCE

      All performance reported in advertisements is historical and not intended to indicate future returns. The Fund's total return includes the performance of its predecessor, the Meyers Pride Value Fund, a registered investment company which will contribute its assets to the Fund at the commencement of the Fund's operations.

      From time to time the yield and compounded effective yield of the Fund may be published in advertisements and sales material.

TOTAL RETURN AND OTHER QUOTATIONS

      We can express investment results for the Fund in terms of total return. Total return refers to the total change in value of an investment in the Fund over a specified period.

      In calculating the total return of the Fund, we start with the total number of shares of the Fund you can buy for $1,000 at the beginning of the period. We then add all the additional shares you would have purchased within the period with reinvested dividends and distributions (this takes into account the Fund's income, if any). Finally, we multiply the number of these shares by the Net Asset Value on the last day of the period and divide the result by the initial $1,000 investment to see the Fund's percentage gain or loss. For periods of more than one year, we adjust the cumulative total return to get an average annual total return.

These figures will be calculated according to the SEC formula:
P(1 + T)n = ERV
where:
P = A hypothetical initial payment of $1,000.
T = Average annual total return.
n = Number of years.
ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion).

For the period ended June 30, 2001 the Meyers Pride Value Fund had the following performance:

                                                   Average Annual Total Return
                          One Year Total Return           Since Inception

Meyers Pride Value Fund           (0.18)%                     15.36%
                                                           (6/13/96)

FINANCIAL STATEMENTS

      The Fund is newly organized and has not issued financial statements as of the date of this Statement of Additional Information.

PART C: OTHER INFORMATION

Item 23. Exhibits

(a)(1)  Declaration of Trust
        Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on August 28, 1998.
(a)(2)  Form of Amended and Restated Declaration of Trust
        Filed herewith.
(b)     By-Laws
        Incorporated by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement (File No. 2- 80886), as filed with the Securities and Exchange Commission on October 7, 1997.
(c)     Not Applicable.
(d)(1)  Form of Management Agreement with Citizens Advisers, Inc.
        Filed herewith.
(d)(2) Form of Sub-Investment Advisory Agreement with Meyers Capital Management, LLC
        Filed herewith.
(e)(1)  Distribution Agreement with Citizens Securities, Inc.
        Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on June 30, 1999.
(e)(2) Form of Letter Agreement adding Citizens Value Fund to the Distribution Agreement
        Filed herewith.
(f)     Not Applicable.
(g)(1)  Custodian Contract with Fifth Third Bank
        Filed herewith.
(g)(2) Form of Letter Agreement adding Citizens Value Fund to the Custodian Contract
        Filed herewith.
(h)(1)  Administrative and Shareholder Services Agreement
        Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on November 1, 2000.
(h)(2) Form of Letter Agreement adding Citizens Value Fund to the Administrative and Shareholder Services Agreement
        Filed herewith.
(h)(3) Renewal of Administrative and Shareholder Services Agreement Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on November 1, 2000.
(h)(4)  Transfer Agency Agreement with BISYS
        Filed herewith.
(h)(5) Form of Letter Agreement adding Citizens Value Fund to the Transfer Agency Agreement
        Filed herewith.
(h)(6)  Amendment to the Transfer Agency Agreement with BISYS
        Filed herewith.
(h)(7)  Form of Expense Reimbursement Agreement
        Filed herewith.
(i) Form of Opinion and Consent of Counsel as to the legality of the securities being registered
        Filed herewith.
(j)     Not Applicable.
(k)     Not Applicable.
(l)     Not Applicable.
(m)     Form of Rule 12b-1 Distribution Plan
        Filed herewith.

(n)     Rule 18f-3 Plan
        Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on June 30, 1999.
(p)(1) Code of Ethics for series of Citizens Funds and Citizens Advisers, Inc. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on November 1, 2000.
(p)(2)  Code of Ethics for Meyers Capital Management, LLC
        Filed herewith.
(q)     Powers of attorney
        Filed herewith.

Item 24. Persons Controlled by or under Common Control with the Fund

o See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships.
o Citizens Funds is a Massachusetts business trust.
o Citizens Advisers, Inc., the investment adviser to the Registrant, is a New Hampshire corporation, which also controls the distributor of the Registrant, Citizens Securities, Inc., which is also a New Hampshire corporation.

Item 25. Indemnification

Reference is hereby made to (a) Article Seventh of the Registrant's Declaration of Trust, filed as an Exhibit to Amendment No. 42 to its Registration Statement on Form N-1A; (b) Section 7 of the Registrant's Distribution Agreement with Citizens Securities, Inc., filed as an Exhibit to Amendment No. 45 to its Registration Statement on Form N-1A; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

Citizens Funds participates in a group liability policy under which it and its trustees, officers and affiliated persons, the adviser and the distributor are insured against certain liabilities.

Item 26. Business and other Connections of Investment Adviser

Other businesses, professions, vocations, or employment of a substantial nature in which each director or officer of Citizens Advisers, Inc. is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

John L. Shields, Trustee and President, Citizens Funds
CEO and President, Citizens Securities, Inc.
Senior Consultant, Cerulli Associates (1995 to 1998)

Sophia Collier, Trustee, Citizens Funds
Chair of Board and President, Citizens Funds and Citizens Advisers, Inc. (1991 to 1998)
President, Northpoint Technology, LTD
President, NPT, Inc.

Candace R. Corvey, Vice President, University of New Hampshire
Associate Vice President, Harvard University 1994 to 1996,
Associate Dean, Harvard University 1985 to 1994

John P. Dunfey, Chairman and  Founder, The Dunfey Group
Director President, Treasurer & Director, DA-TRIAD, Inc.

Trustee and Governor, Dana-Farber Cancer Inst., Boston
Chair, Human Rights Project, Inc.
Chair, New England Circle, Inc.
Director, International League for Human Rights, NY

Jane E. Newman, Executive Dean, John F. Kennedy School of Government, August, 2000.
Managing Director, The Commerce Group, (January 1999 to August 2000)
Interim Dean, University of New Hampshire (December 1997 to January 1999) Executive Vice President, Exeter Trust Co. (September 1995 to December 1997)

Sean P. Driscoll, Treasurer, Citizens Funds
Vice President, Fund Accounting and Operations, Citizens Funds,
Director of Fund Accounting and Director of Fund Administration, State Street Bank and Trust Company (March 1998 to November 1998)
Vice President of Compliance, Putnam Investments (January 1997 to March 1998)

John M. O'Brien, Assistant Treasurer, Citizens Funds
Vice President of Corporate Finance,
Services Manager, Bank Boston (January 1998 to October 1998)
Business Manager, Fidelity Investments (October 1989 to January 1998)

The list required by this Item 26 of the managers and officers of Meyers Capital Management, LLC (formerly Meyers, Sheppard & Co., LLC), subadviser to the Citizens Value Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such managers and officers during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Meyers Sheppard & Co., LLC, pursuant to the Advisers Act (SEC File No. 801-51437).

Item 27. Principal Underwriters
(a) Not applicable.
(b) John L. Shields, 230 Commerce Way, Suite 300, Portsmouth, NH, is the President of Citizens Funds' distributor, Citizens Securities, Inc.
(c) Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that Act are kept at Citizens Funds' Transfer and Dividend Distributing Agent, BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8012, and at Citizens Funds' Custodian and Fund Accounting Agent, Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

Item 29. Management Services
Not applicable.

Item 30. Undertakings
Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portsmouth and State of New Hampshire on this 9th day of July, 2001.

                                   CITIZENS FUNDS
                                   By  /s/ John L. Shields
                                   ----------------------------
                                   John L. Shields, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on July 9, 2001.

-------------------------------------------------------------------------------
/s/ John L. Shields                   Trustee, President, Principal Executive,
---------------------------           Financial and Accounting Officer
(John L. Shields)

-------------------------------------------------------------------------------
Judy Belk*                            Trustee
---------------------------
(Judy Belk)

-------------------------------------------------------------------------------
Walter D. Bristol, Jr.*               Trustee
---------------------------
(Walter D. Bristol, Jr.)

-------------------------------------------------------------------------------
Sophia Collier*                       Trustee
---------------------------
(Sophia Collier)

-------------------------------------------------------------------------------
Jeannie H. Diefenderfer*              Trustee
---------------------------
(Jeannie H. Diefenderfer)

-------------------------------------------------------------------------------
Pablo Eisenberg*                      Trustee
---------------------------
(Pablo Eisenberg)

-------------------------------------------------------------------------------
Mitchell A. Johnson*                  Trustee
---------------------------
(Mitchell A. Johnson)

-------------------------------------------------------------------------------
Azie Taylor Morton*                   Trustee
---------------------------
(Azie Taylor Morton)

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Martha Pope*                          Trustee
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(Martha Pope)

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By      /s/ John L. Shields
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        John L. Shields
        Pursuant to Powers of Attorney

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                                 EXHIBIT INDEX

(a)(2)  Form of Amended and Restated Declaration of Trust
(d)(1)  Form of Management Agreement with Citizens Advisers, Inc.
(d)(2) Form of Sub-Investment Advisory Agreement with Meyers Capital Management, LLC
(e)(2) Form of Letter Agreement adding Citizens Value Fund to the Distribution Agreement
(g)(1)  Custodian Contract with Fifth Third Bank
(g)(2) Form of Letter Agreement adding Citizens Value Fund to the Custodian Contract
(h)(2) Form of Letter Agreement adding Citizens Value Fund to the Administrative and Shareholder Services Agreement
(h)(4)  Transfer Agency Agreement with BISYS
(h)(5) Form of Letter Agreement adding Citizens Value Fund to the Transfer Agency Agreement
(h)(6)  Amendment to the Transfer Agency Agreement with BISYS
(h)(7)  Form of Expense Reimbursement Agreement
(i) Form of Opinion and Consent of Counsel as to the legality of the securities being registered
(m)     Form of Rule 12b-1 Distribution Plan
(p)(2)  Code of Ethics for Meyers Capital Management, LLC
(q)     Powers of attorney